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                                                                    EXHIBIT 99.4

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                               (this "AGREEMENT")

                            dated as of March 2, 2004

                                     between

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-1
                                  (the "TRUST")

                                       and

                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                              (the "COUNTERPARTY")

PART 1. TERMINATION PROVISIONS

         (a) "SPECIFIED ENTITY" means in relation to the Counterparty for the purpose of:

                           Section 5(a)(v), none
                           Section 5(a)(vi), none
                           Section 5(a)(vii), none
                           Section 5(b), none

         and in relation to the Trust for the purpose of:

                           Section 5(a)(v), none
                           Section 5(a)(vi), none
                           Section 5(a)(vii), none
                           Section 5(b), none

         (b)      [Reserved.]

         (c) All references to "POTENTIAL EVENTS OF DEFAULT" in this Agreement shall be deleted.

         (d)      Events of Default.

                  (i) The following Events of Default will not apply to the Trust and the definition of "EVENT OF DEFAULT" in Section 14 is deemed to be modified accordingly:

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                          Section 5(a)(ii), (Breach of Agreement)
                          Section 5(a)(iii), (Credit Support Default)
                          Section 5(a)(iv), (Misrepresentation)
                          Section 5(a)(v), (Default Under Specified Transaction)
                          Section 5(a)(vi), (Cross Default)
                          Section 5(a)(vii), (Bankruptcy)

                  (ii) The following Events of Default will not apply to the Counterparty and the definition of "EVENT OF DEFAULT" in Section 14 is deemed to be modified accordingly:

                          Section 5(a)(v), (Default Under Specified Transaction)
                          Section 5(a)(vi) (Cross Default)

                  (iii)    It shall be an additional Event of Default under
         Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if (x) (i) there occurs an Indenture "Event of Default" under Sections 5.1(a), (b), (c), or (d) of the Indenture and
         (ii) after such Indenture "Event of Default", remedies are commenced with respect to the Collateral under Section 5.4(a)(iv) of the Indenture or any other sale or liquidation of the Collateral occurs under Article V of the Indenture or (y) there occurs an Indenture Event of Default under Section 5.1(e) or (f) of the Indenture.

                  (iv)     It shall be an additional Event of Default under
         Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if any Trust Document is amended, modified or supplemented, with the consent of the holders of not less than a majority of the outstanding principal balance of the Notes and not less than a majority of the Certificate Balance, in a manner that materially and adversely affects any interest of the Counterparty without the prior written consent of the Counterparty. The procedures for amending the Trust Documents are set forth in Section 9.01 of the Trust Sale and Servicing Agreement, Article IX of the Indenture, Section 7.01 of the Pooling and Servicing Agreement, Section 13 of the Administration Agreement, Article VIII of the Trust Agreement and Section 8 of the Custodian Agreement.

         (e) Termination Events. The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to the Counterparty or the Trust.

         (f)      "Early Termination."

                  (i) In the event that the Counterparty fails to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by the Counterparty, the Trust shall immediately notify General Motors Acceptance Corporation ("GMAC") of such failure to pay or deliver.

                  (ii) Notwithstanding any other provision to the contrary in this Agreement, upon (A) the occurrence of a Designated Event (as defined in the Triparty Contingent Assignment Agreement among the Trust, the Counterparty and GMAC dated as of the date hereof (the "TRIPARTY AGREEMENT"), GMAC shall accede to rights and obligations

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         equivalent to those set out herein in accordance with the terms of the
         Fallback Swap Agreement (as defined in the Triparty Agreement). If such a Designated Event has occurred, then upon (A) the effectiveness of the Fallback Swap Agreement (as defined in the Triparty Agreement) and (B) the payment by GMAC in a timely fashion of all Delinquent Payments (as defined in the Triparty Agreement), if any, (x) the Event of Default or Termination Event, if any, constituting such Designated Event shall be deemed to be cured on and as of the date of assignment and (y) no Early Termination Date may be designated as a result of such Designated Event. As of the Assignment Date (as defined in the Triparty Agreement) the Counterparty shall have no further liability hereunder (including in respect of rights, liabilities and duties accrued prior to the Assignment Date). Furthermore, any and all collateral posted by the Counterparty shall be returned to it within three Business Days of the Assignment Date and the Credit Support Document of the Counterparty's Credit Support Provider and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate as of the Assignment Date.

                  (iii) Section 6(b) is hereby amended by deleting the heading to such section and replacing it with the following words:
         "Early Termination Following Termination Event."

                  (iv) Section 6(b)(ii) is hereby deleted and the following shall be inserted in its place:

                  "(1)     If an Illegality, a Tax Event or a Tax Event Upon
                  Merger occurs, if the Counterparty is the Affected Party it will, and if the Trust is the Affected Party it may request the Counterparty to (and the Counterparty upon notice thereof will), use its best efforts (provided that using its best efforts will not require the Counterparty to incur any loss, excluding immaterial, incidental expenses) to transfer prior to the 20th day following the occurrence of such event (the "TRANSFER CUT-OFF DATE"), all of its rights and obligations under this Agreement in respect of Affected Transactions to another of its offices or affiliates or third party so that such Termination Event ceases to exist.

                  If the Counterparty is not able to make such a transfer it will give notice to the Trust to that effect prior to the Transfer Cut-Off Date.

                  Any such transfer under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the Trust, which consent will not be withheld if the Trust's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed and may not be refused if it is pursuant to the Triparty Agreement.

                  (2) No transfer or substitution pursuant to this Section 6(b)(ii) shall occur if (x) the then current ratings of the Class A Notes by Moody's Investors Service ("Moody's") or Standard & Poor's Rating Services ("S&P") would be reduced or adversely affected or (y) the position of the Trust would otherwise materially be

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                  prejudiced under this Agreement or any Confirmation (it being understood that it shall be the responsibility of the Trust to verify such matters prior to the occurrence of such transfer or substitution)"

                  (v) Section 6(b)(iii) shall hereby be amended by replacing the words "within 30 days" with the words "by the Transfer Cut-Off Date (as defined above)."

                  (vi) Section 6(b)(iv) is hereby deleted and the following shall be inserted in its place:

                  "Early Termination.

                  If a Termination Event has occurred and a transfer under
                  Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions by the Transfer Cut-Off Date, an Early Termination Date in respect of all outstanding Swap Transactions will occur immediately."

         (g)      Payments on Early Termination.

                  (i) "Market Quotation" and "Second Method" will apply for purposes of Section 6(e).

                  (ii) The Trust will be obligated to pay interest to the Counterparty on any amounts due and unpaid under Section 6(e) at a rate equal to the USD Floating Rate Option under the Confirmation.

         (h)      "TERMINATION CURRENCY" means United States Dollars.

PART 2. TAX REPRESENTATIONS

         (a) Payer Tax Representations. For the purpose of Section 3(e), each of the Counterparty and the Trust makes the following representation:

                  It is not required by any applicable law, as modified by the practice of any Relevant Jurisdiction, to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where

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                  reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (b)      Payee Tax Representations.

                  (i) Trust Representation. For the purpose of Section 3(f) of this Agreement, the Trust makes the following representations:

                  It is a statutory trust organized or formed under the laws of the State of Delaware.

                  It is (A) a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or (B) wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.

                  (ii)     Counterparty Representation. For the purpose of
         Section 3(f), the Counterparty makes the following representations:

                  It is a company with unlimited liability organized under the laws of England and Wales.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

         (a)      Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT     FORM/DOCUMENT/CERTIFICATE                        DATE BY WHICH TO BE DELIVERED
Counterparty and Trust                 Any document required or reasonably              Promptly upon the earlier of
                                       requested to allow the other party to            (i) reasonable demand by the
                                       make payments under this Agreement without any   other party and (ii) learning that the
                                       deduction or withholding for or on account of    form or document is required.
                                       any Tax or with  such deduction or withholding
                                       at a reduced rate.

         (b)      Other documents to be delivered are:

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

PARTY REQUIRED TO DELIVER                                        DATE BY WHICH TO BE               COVERED BY SECTION 3(d)
        DOCUMENT                FORM/DOCUMENT/CERTIFICATE             DELIVERED                         REPRESENTATION
Counterparty and Trust       Certificate or other documents    At or promptly following                       Yes
                             evidencing the authority of       the execution of this
                             the party to enter into this      Agreement, and, if a
                             Agreement and the persons         Confirmation so requires
                             acting on behalf of such party.   it, on or before the
                                                               date set forth therein.

Counterparty and Trust       A legal opinion, in the  form     At or promptly following                        No
                             reasonably acceptable to the      the execution of this
                             other party.                      Agreement.

Trust                        The Trust Sale and Servicing      At or promptly following                       Yes
                             Agreement and all other           the execution of this
                             documents to be executed by       Agreement.
                             the Trust as contemplated
                             thereby.

PART 4. MISCELLANEOUS

         (a)      Addresses for Notices. For purpose of Section 12(a):

                  (i)      Address for notices or communications to the Trust:

                           Address:         c/o Deutsche Bank Trust Company
                                            Delaware, as Owner Trustee
                                            1011 Centre Road, Suite 200
                                            Wilmington, DE 19805-1266
                           Facsimile No.:   (302) 636-3305
                           Telephone No.:   (302) 636-3222

                           with a copy to:

                           Address:         Deutsche Bank Trust Company Americas
                                            60 Wall Street, 26th Floor
                                            Mail Stop: NYC60-2606
                                            New York, NY 10005
                           Facsimile No.:   (212) 797-8606/8607
                           Telephone No.:   (212) 250-2946

                           with a copy to:

                           Address:         GMAC
                                            200 Renaissance Center
                                            12th Floor
                                            Detroit, Michigan 48265
                           Attention:       Director - Securitization and Cash
                                            Management
                           Facsimile No.:   (313) 665-6351

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                           Telephone No.:   (313) 665-6274

                  (ii)     Address for notices or communications to the
                           Counterparty:

                           With respect to a particular Transaction, all notices or communications to the Counterparty shall be sent to the address or facsimile number indicated in the Confirmation of that Transaction.

         (b) Notices. Section 12(a)(iv) of this Agreement shall be deleted in its entirety and replaced with the following:

                           "(iv)    if sent by certified or registered mail
                           (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted, provided, however, it is understood that, if feasible, a party shall first attempt to send notice by overnight couriers, telex or facsimile before attempting to send notice by certified or registered mail; or,"

         (c)      Process Agent. For the purpose of Section 13(c) of this
Agreement:

                  The Counterparty appoints as its Process Agent: Not
                  Applicable.

                  The Trust appoints as its Process Agent:  Not Applicable.

         (d)      Multibranch Party. For the purpose of Section 10:

                  The Counterparty is not a Multibranch Party.

                  The Trust is not a Multibranch Party.

         (e) "CALCULATION AGENT" means, unless otherwise designated by a Confirmation for a particular Swap Transaction, GMAC. All calculations by the Calculation Agent shall be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. All such calculations shall be final and binding upon the Counterparty and the Trust absent manifest error. Upon the request of the Counterparty, the Trust shall provide the Counterparty with such information as is reasonably necessary to enable the Counterparty to confirm the accuracy of such calculations.

         (f)      Credit Support Provider. Details of any Credit Support
Provider:

                  The Counterparty:  Not applicable.

                  The Trust: Not applicable.

         (g)      Credit Support Document. Details of any Credit Support
Document

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                  The Counterparty: Not applicable.

                  The Trust:  Not applicable.

         (h) GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND EACH CONFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         (i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement.

         (j) Netting of Payments. Section 2(c)(ii) will apply to any amounts payable with respect to Swap Transactions from the date of this Agreement.

PART 5. OTHER PROVISIONS

         (a) ISDA Definitions: Except as otherwise defined in this Schedule or a Confirmation, this Agreement and each Swap Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "DEFINITIONS"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendments to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in, and shall be deemed a part of, this Agreement and each Confirmation, as if set forth in full in this Agreement or that Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Swap Transaction.

         (b) Other Swaps. The Trust agrees that it has not and will not enter into any other swap transactions after the date hereof which provide for payments upon termination that are senior to or pari passu with any payment due under any Confirmation.

         (c) Litigation Representation. Each instance of the words "or any of its Affiliates" shall be deleted from Section 3(c).

         (d) Gross-Up; Liability. The Counterparty agrees that the Trust will not in any circumstance be required to pay additional amounts in respect of any Indemnifiable Tax pursuant to Section 2(d)(i)(4) of this Agreement.

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

         (e) Transfer. Section 7 is hereby amended by adding the following provision: "provided however, that, the Counterparty consents to the pledge and assignment by the Trust of the Trust's rights and interests hereunder pursuant to the Indenture; provided further that the Counterparty may make such a transfer to another of its affiliates, offices, or branches, on ten Business Days' prior written notice to the Trust, provided that:

                  (i) no such transfer shall occur if the then current ratings of the Class A Notes by Moody's or S&P would be reduced or adversely affected;

                  (ii) the Counterparty delivers an opinion of independent counsel of recognized standing, in form and substance reasonably satisfactory to the Indenture Trustee and the Servicer, confirming that as of the date of such transfer the transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement; and

                  (iii) such transfer will not cause the occurrence of an Event of Default or a Termination Event under this Agreement.

                  Notwithstanding the foregoing, prior written notice of transfer shall not be required with respect to a transfer under Section 6(b)(ii).

         (f) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

                           (g) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as that term is defined in Section 1a(12) of the Commodity Exchange Act, as amended by the Commodity Futures Modernization Act of 2000, and it has entered into this Agreement and it is entering into the Transaction in connection with its line of business (including financial intermediation services) or the financing of its business; and the material terms of this Agreement and the Transaction have been individually tailored and negotiated.

         (g) Amendments. Section 9(b) of this Agreement is hereby amended by adding the following:

                           ; provided, however, that no such amendments, modifications or waivers shall be effective until such time as the Trust has obtained the written affirmation of each of Moody's and S&P, who are then rating any securities issued by the Trust that such amendments, modifications or waivers shall not adversely affect the then current ratings of the Class A Notes.

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

         (h) Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

         (i) Capitalized Terms. Each capitalized term used in this Agreement and not defined in this Agreement, the Confirmation or the Definitions shall have the meaning given such term in Appendix A to the Trust Sale and Servicing Agreement, dated as of March 2, 2004, among GMAC, as Servicer, Capital Auto Receivables, Inc., as Seller, and Capital Auto Receivables Asset Trust 2004-1 as Issuer (as amended, modified or supplemented from time to time in accordance with its terms). To the extent that a capitalized term in this Agreement is defined by reference to a related definition contained in the Trust Sale and Servicing Agreement, the Indenture, the Pooling and Servicing Agreement, the Swap Counterparty Rights Agreement, the Administration Agreement, the Trust Agreement and the Custodian Agreement (the "Trust Documents"), for purposes of this Agreement only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

         (j) No Set-Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaims.

         (k) Liability to Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust or the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

         (l) Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in the Agreement shall not in any way be affected or impaired. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable, the parties will negotiate in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions which will, as nearly as possible, give the originally intended legal and economic effect of the invalid, illegal or unenforceable provisions.

         (m) No-Petition. The Counterparty hereby agrees that it will not, prior to the date which is one year and one day after all Notes issued by the Trust pursuant to the Indenture have been paid in full, acquiesce, petition or otherwise invoke, or cause or encourage any Person,

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

including the Trust, to invoke, the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Trust or any substantial part of the property of the Trust, or for the purpose of ordering the winding up or liquidation of the affairs of the Trust. Nothing herein shall prevent the Counterparty from participating in any such proceeding once commenced.

         IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                            CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-1

                            By: DEUTSCHE BANK TRUST COMPANY
                                DELAWARE, not in its individual capacity but
                                solely as Owner Trustee on behalf of the Trust,

                            By:    /s/ Michele H.Y. Voon
                                -----------------------------------------
                                Name: Michele H.Y. Voon
                                Title: Attorney-In-Fact

                            CREDIT SUISSE FIRST BOSTON INTERNATIONAL

                            By:     /s/ Louis J. Impellizeri
                                -----------------------------------------
                                Name:  Louis J. Impellizeri
                                Title: Authorized Signatory

                            By:     /s/ Keith McNally
                                ------------------------------------------
                                Name:  Keith McNally
                                Title: Authorized Signatory